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                                                                   Exhibit 10.23

                             PARENT GUARANTY (US$1,100,000,000 CREDIT AGREEMENT)




                                 PARENT GUARANTY

         This PARENT GUARANTY, dated as of December 19, 2003, is entered into by FORTIS N.V., a public company with limited liability (naamloze vennootschap) incorporated under the laws of The Netherlands having its statutory seat (statutaire zetel) at Utrecht, The Netherlands and registered with the Chamber of Commerce in Utrecht under number 30072145 ("Fortis N.V.") and FORTIS SA/NV, a public company with limited liability (societe anonyme/naamloze vennootschap) incorporated in Belgium and registered with the register of legal persons (rechtspersonenregister), Brussels, under company number 0451406524 (formerly registered with the Brussels Trade Register under No. 577.615 ("Fortis SA/NV", and together with Fortis N.V., each, a "Guarantor" and collectively the "Guarantors"), in favor and for the benefit of BANK ONE, NA ("Bank One"), as Administrative Agent for and representative of (in such capacity herein called "Guaranteed Party") the Lenders (as hereinafter defined).

                                    RECITALS

         WHEREAS, FORTIS, INC., a Nevada corporation ("Fortis US"), Morgan Stanley Senior Funding, Inc. ("MSSF") in each of its respective capacities as Joint Bookrunner, Joint Lead Arranger and Syndication Agent, Citigroup Global Markets Inc. ("CGM") as Joint Bookrunner and Joint Lead Arranger, Citicorp North America, Inc. ("CNA") as Documentation Agent, Banc One Capital Markets, Inc. ("BOCM") as Joint Lead Arranger, Bank One collectively with each of MSSF, CNA and any other financial institution from time to time parties thereto, the "Lenders", have entered into a Credit Agreement of even date herewith (as it may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain term loans to Borrower;

         WHEREAS, it is a condition precedent to the making of Loans under the Credit Agreement that the Borrower's obligations thereunder be guaranteed by the Guarantors; and

         WHEREAS, the Guarantors are willing irrevocably and unconditionally to guaranty such obligations of Borrower until such time as the Guaranty terminates by its terms.

         NOW, THEREFORE, in consideration of the premises and to induce the Lenders to enter into the Credit Agreement and to make their respective loans to the Borrower and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantors hereby agree as follows:

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                             PARENT GUARANTY (US$1,100,000,000 CREDIT AGREEMENT)

SECTION 1. DEFINITIONS

         1.1 Certain Defined Terms. Capitalized terms used herein, including in the preamble and the recitals hereto, not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement. All defined terms included in any provisions of the Existing Parent Facility which are incorporated by reference into this Guaranty shall have the meanings as included in the Existing Parent Facility unless otherwise provided herein. In addition, the following terms shall have the following meanings:

         "Acceleration" shall mean any of the Obligations have been declared, or have become, immediately due and payable, or the commitments to extend credit of the Lenders shall have been terminated in accordance with the Credit Agreement.

         "Act" as defined in Section 3.10(d).

         "Aggregate Payments" as defined in Section 2.2.

         "Beneficiary" means either the Guaranteed Party or each Lender, and "Beneficiaries" means the Guaranteed Party and each Lender, collectively.

         "Borrower" means Fortis US and its permitted successors and assigns in accordance with the terms of the Credit Agreement, including Assurant.

         "Contributing Guarantors" as defined in Section 2.2.

         "Credit Extension" means the making of a Loan or other extension of credit under the Credit Agreement.

         "Deposit Account" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

         "Existing Parent Facility" means that certain EUR2,000,000,000 Multicurrency Revolving Credit Agreement, dated June 28, 1999, by and among, Fortis Finance N.V., as Borrower thereunder, Fortis N.V. and Fortis SA/NV as Guarantors thereunder, and the other institutions party thereto, a copy of which is attached hereto as Exhibit A, as the same may be amended, supplemented or otherwise modified from time to time, in accordance with Section 2.7(g) herein.

         "Fair Share" as defined in Section 2.2.

         "Fair Share Contribution Amount" as defined in Section 2.2.

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                             PARENT GUARANTY (US$1,100,000,000 CREDIT AGREEMENT)

         "Foreign Taxes" as defined in Section 3.10(e).

         "Funding Guarantor" as defined in Section 2.2.

         "GAAP" means, with respect to each of the Guarantors, (i) generally accepted accounting principles in Belgium or (ii) International Auditing Standards/International Financial Reporting Standards ("IAS"), if the Guarantors financial statements are prepared in accordance with IAS, in each case as in effect from time to time.

         "Guaranteed Obligations" as defined in Section 2.1.

         "Guarantor Material Subsidiary" means any Subsidiary of a Guarantor if either (i) such Subsidiary (and its Subsidiaries) have consolidated gross revenues which exceed 5% of the gross revenues of the Guarantors and their Subsidiaries on a consolidated basis or (ii) such Subsidiary (and its Subsidiaries) have consolidated total assets which exceed 5% of the total assets of the Guarantors and their Subsidiaries on a consolidated basis, such calculation to be made on the basis of the most recent audited consolidated financial statements for the Guarantors and their Subsidiaries and of such Subsidiary.

         "Guaranty" means this Parent Guaranty dated as of the date hereof, as it may be amended, supplemented or otherwise modified from time to time.

         "Guaranty Fall-Away Date" means the date on which all of the following conditions are satisfied: (i) the Assurant IPO has closed; (ii) the Guarantors collectively owning less than fifty percent (50%) of the Common Stock of the Borrower; and (iii) the Borrower having (at or subsequent to the time the conditions in both clauses (i) and (ii) have been satisfied) stand-alone senior unsecured ratings equal to or higher than both BBB+ from S&P and Baa1 from Moody's, respectively, each with a stable outlook.

         "Material Adverse Effect" means a material adverse effect upon (i) the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Guarantors and their Subsidiaries, taken as a whole, (ii) the ability of the Borrower or either of the Guarantors to perform, respectively, any of the Obligations of the Borrower or the obligations of either of the Guarantors under the Guaranty or (iii) the legality, validity, binding effect or enforceability against the Borrower or either of the Guarantors of a Loan Document to which it is a party.

         "Obligee Guarantor" as defined in Section 2.9.

         "Other Guaranty" means that certain Parent Guaranty, dated as of the date hereof, from Fortis N.V. and Fortis SA/NV in favor and for the benefit of MSSF as Guaranteed Party, as the same may be amended, supplemented or otherwise modified from time to time.


         "Payment in full", "paid in full" or any similar term means payment in full of the Guaranteed Obligations (other than inchoate indemnification obligations with respect to


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                             PARENT GUARANTY (US$1,100,000,000 CREDIT AGREEMENT)

claims, losses or liabilities which have not yet arisen and are not yet due and payable), including without limitation all principal, interest, costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) of the Beneficiaries as required under the Loan Documents.

         1.2 Interpretation. References to "Sections" shall be to Sections and subsections, respectively, of this Guaranty unless otherwise specifically provided. References to "Clauses" in the context of the Existing Parent Facility shall be interpreted equivalently to similar references to "Sections" and subsections herein.

SECTION 2. THE GUARANTY

         2.1      Guaranty of the Obligations. Subject to the provisions of
Section 2.2, the Guarantors hereby jointly and severally irrevocably and unconditionally guaranty to the Guaranteed Party for the ratable benefit of the Beneficiaries the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code) (collectively, the "Guaranteed Obligations"), which Guaranteed Obligations arise prior to the Guaranty Fall-Away Date.

         2.2 Contribution by Guarantor. The Guarantors desire to allocate among themselves (collectively, the "Contributing Guarantors"), in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by a Guarantor (a "Funding Guarantor") under this Guaranty such that its Aggregate Payments exceeds its Fair Share as of such date, such Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in an amount sufficient to cause each Contributing Guarantor's Aggregate Payments to equal its Fair Share as of such date. "Fair Share" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Fair Share Contribution Amount with respect to such Contributing Guarantor to (ii) the aggregate of the Fair Share Contribution Amounts with respect to all Contributing Guarantors multiplied by (b) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty in respect of the obligations Guaranteed. "Fair Share Contribution Amount" means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty that would not render its obligations hereunder or thereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code or any comparable applicable provisions of applicable law; provided, solely for purposes of calculating the "Fair Share Contribution Amount" with respect to any Contributing Guarantor for purposes of this Section 2.2, any assets or liabilities of such Contributing Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Contributing Guarantor. "Aggregate Payments" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (1)

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                             PARENT GUARANTY (US$1,100,000,000 CREDIT AGREEMENT)

the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty (including, without limitation, in respect of this Section 2.2), minus (2) the aggregate amount of all payments received on or before such date by such Contributing Guarantor from the other Contributing Guarantors as contributions under this
Section 2.2. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this Section 2.2 shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder. Each Guarantor is a third party beneficiary to the contribution agreement set forth in this Section 2.2.

         2.3 Payment by Guarantor. Subject to Section 2.2, the Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of Borrower to pay any of the Guaranteed Obligations (which Guaranteed Obligations arise prior to the Guaranty Fall-Away Date) when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), the Guarantors will upon demand pay, or cause to be paid, in Cash, to the Guaranteed Party for the ratable benefit of the Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Guaranteed Obligations (including interest which, but for Borrower's becoming the subject of a case under the Bankruptcy Code, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against Borrower for such interest in the related bankruptcy case) and all other Guaranteed Obligations then owed to the Beneficiaries as aforesaid.

         2.4 Liability of Guarantor Absolute. Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations or that such Guaranteed Obligations have arisen after the Guaranty Fall-Away Date. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:

                  (a) this Guaranty is a guaranty of payment when due and not of collectability; this Guaranty is a primary obligation of each Guarantor and not merely a contract of surety;

                  (b) the Guaranteed Party may enforce this Guaranty upon the occurrence of an Event of Default notwithstanding the existence of any dispute between the Borrower and any Beneficiary with respect to the existence of such Event of Default;

                  (c) the obligations of each Guarantor hereunder are independent of the obligations of Borrower and the obligations of any other guarantor (including any other

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                             PARENT GUARANTY (US$1,100,000,000 CREDIT AGREEMENT)

Guarantor) of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against Borrower or any of such other guarantors and whether or not Borrower is joined in any such action or actions;

                  (d) payment by any Guarantor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Guarantor's liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if the Administrative Agent is awarded a judgment in any suit brought to enforce any Guarantor's covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor's liability hereunder in respect of the Guaranteed Obligations;

                  (e) any Beneficiary, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor's liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations (subject, in each case (to the extent applicable), to compliance with the proviso at the end of this Section 2.4(e)); (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment hereof or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect hereof or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as such Beneficiary in its discretion may determine consistent herewith, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales; and
(vi) exercise any other rights available to it under the Loan Documents; provided, that, notwithstanding the foregoing, no Beneficiary may, without the prior written consent of the Guarantors: (A) extend the scheduled final maturity of the Guaranteed Obligations, (B) increase the rate of interest on the Guaranteed Obligations or (C) increase the principal amount of the Guaranteed Obligations; and

                  (f) this Guaranty and the obligations of the Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guaranteed

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                             PARENT GUARANTY (US$1,100,000,000 CREDIT AGREEMENT)

Obligations), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Loan Documents, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, any of the other Loan Documents or any agreement or instrument executed pursuant thereto, or of any of the Related Agreements, or of any other guaranty or security for the Guaranteed Obligations, in each case (subject, to the extent applicable, to the proviso at the end of Section 2.4(e)) whether or not in accordance with the terms hereof or such Loan Document or any agreement relating to such other guaranty or security; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Loan Documents or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations) to the payment of indebtedness other than the Guaranteed Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any Beneficiary's consent to the change, reorganization or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest, if any, in any collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set offs or counterclaims which Borrower may allege or assert against any Beneficiary in respect of the Guaranteed Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations.

         2.5 Waivers by Guarantors. Each Guarantor hereby waives, to the fullest extent permitted by applicable law, for the benefit of the
Beneficiaries:

                  (a) any right to require any Beneficiary, as a condition of payment or performance by such Guarantor, to (i) proceed against Borrower, any other guarantor (including any other Guarantor) of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from Borrower, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any Deposit Account or credit on the books of any Beneficiary in favor of Borrower or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary whatsoever;

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                             PARENT GUARANTY (US$1,100,000,000 CREDIT AGREEMENT)

                  (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Borrower or any other Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Borrower or any other Guarantor from any cause other than payment in full of the Guaranteed Obligations or the occurrence of the Guaranty Fall-Away Date;

                  (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

                  (d) any defense based upon any Beneficiary's errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to gross negligence or willful misconduct;

                  (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto;

                  (f) except for notices of the changes described in the proviso at the end of Section 2.4(e), notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto or any Related Agreement, notices of any extension of credit to Borrower and notices of any of the matters referred to in Section 2.4 and any right to consent to any thereof; and

                  (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.

         2.6 Guarantor Representations. In order to induce (i) the Lenders to enter into the Credit Agreement and to make the Loans pursuant thereto and
(ii) the Guaranteed Party to enter into this Guaranty, each Guarantor represents and warrants to the Beneficiaries that the following statements are true and correct:

                  (a) Organization and Powers. Each Guarantor is duly organized and validly existing under the laws of its jurisdiction of organization. Each Guarantor has all requisite power and authority to own, lease and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Guaranty and any Loan Documents or Related Agreements to which it is a party and to carry out the transactions contemplated thereby.

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                             PARENT GUARANTY (US$1,100,000,000 CREDIT AGREEMENT)

                  (b) Authorization of Guaranty. The execution, delivery and performance by each Guarantor of this Guaranty and any other Loan Document or Related Agreement to which it is a party have been duly authorized by all necessary action on the part of such Guarantor.

                  (c) No Conflict. The execution, delivery and performance by each Guarantor of this Guaranty and the Other Guaranty and the consummation of the transactions contemplated by this Guaranty and the Other Guaranty, do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to each such Guarantor, or any of the Organizational Documents of such Guarantor, (ii) violate any order, judgment or decree of any court or other agency of government binding on such Guarantor, except to the extent such violation could not be reasonably expected to have a Material Adverse Effect, (iii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any agreement to which such Guarantor is a party or which is binding on it or any of its assets, except to the extent such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect, (iv) result in or require the creation or imposition of any Lien upon any of the properties or assets of such Guarantor, or (v) require any approval of stockholders, partners or members or any approval or consent of any Person under any Contractual Obligation of such Guarantor, except for such approvals or consents which will be obtained on or before the Closing Date.

                  (d) Government Consents. The execution, delivery and performance by each Guarantor of this Guaranty and the Other Guaranty and the consummation of the transactions contemplated by this Guaranty and the Other Guaranty do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority.

                  (e) Binding Obligation. This Guaranty and the Other Guaranty has been duly executed and delivered by each such Guarantor and is the legally valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  (f) No Material Adverse Change. Since December 31, 2002, no event or change has occurred that has caused or evidences, or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

                  (g) No Restrictions on Guarantor Contribution. There are no restrictions under any Contractual Obligation to which any Guarantor is a party that would prohibit or otherwise prevent such Guarantor from making the Guarantor Contribution (as such term is defined in the Credit Agreement).

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                             PARENT GUARANTY (US$1,100,000,000 CREDIT AGREEMENT)

                  (h) Incorporation by Reference. The copy of the Existing Parent Facility attached hereto as Exhibit A is true and correct, and has not been amended, supplemented or otherwise modified. Each Guarantor hereby makes each of the representations and warranties contained in Clauses 14.5 through 14.8, inclusive, Clause 14.10, and Clauses 14.12 through 14.16, inclusive, of the Existing Parent Facility, which Clauses, together with all definitions in the Existing Parent Facility applicable to such Clauses, are hereby incorporated by reference as if set forth herein in their entirety, provided that, (i) all references to "Obligor" therein shall mean and be a reference to each "Guarantor" herein, (ii) all references to the "Agent" therein shall mean and be a reference to the "Guaranteed Party" herein, (iii) all references to "Material Adverse Effect" therein shall mean and be a reference to "Material Adverse Effect" as defined herein, (iv) all references to "Material Subsidiary" therein shall mean and be a reference to "Guarantor Material Subsidiary" as defined herein, (v) all references to "subsidiary" therein shall mean and be a reference to "Subsidiary" as defined herein, and (vi) all references to "this Agreement", "herein", "hereunder" and words of similar import therein shall mean and be a reference to this Guaranty. No amendment, modification or supplement to such representations or warranties or definitions made to the Existing Parent Facility shall be effective to amend such representations and warranties or definitions as incorporated by reference herein except as otherwise provided in
Section 2.7(g) of this Guaranty.

         2.7 Guarantor Covenants. Each Guarantor covenants and agrees that on and after the date hereof and until the earlier to occur of (i) such time as the Commitments have terminated and the Loans and Notes, together with interest and any fees thereunder, and all Guaranteed Obligations are paid in full or (ii) the Guaranty Fall-Away Date:

                  (a) Existence. Each Guarantor will, and will cause each of the Guarantor Material Subsidiaries to, at all times preserve and keep in full force and effect its existence and all rights, privileges, licenses and franchises material to its business; provided, that neither Guarantor nor any of their respective Guarantor Material Subsidiaries shall be required to preserve any such right, privilege, license or franchise if the Guarantor's board of directors (or similar governing body) shall determine that the preservation thereof is no longer desirable in the conduct of the Guarantor's business taken as a whole, and that the loss thereof is not disadvantageous in any material respect to such Guarantor, the Borrower or the Lenders.

                  (b) Payment of Taxes and Claims. Each Guarantor will, and will cause each of the Guarantor Material Subsidiaries to, pay all Taxes imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty or fine accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, no such Tax or claim need be paid if it is being contested in good faith by appropriate proceedings and adequate reserve or other appropriate provision, as shall be required in conformity with GAAP, shall have been made therefor.

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                             PARENT GUARANTY (US$1,100,000,000 CREDIT AGREEMENT)

         (c) Compliance with Laws. Each Guarantor will, and will cause each of its Subsidiaries to, comply with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority (including all Environmental Laws), noncompliance with which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         (d) Guarantor Contribution; Assignees. The Guarantors shall make the Guarantor Contribution (as such term is defined in the Credit Agreement) on or prior to the day on which the Assurant IPO occurs.

         (e) Claims Pari Passu. Each Guarantor shall ensure that at all times the claims of the Beneficiaries under this Guaranty rank at least pari passu with the claims of all of such Guarantor's other senior unsecured creditors, except those creditors whose claims are preferred by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally.

         (f) Notice of Default. Each Guarantor will promptly inform the Guaranteed Party of the occurrence of any default in the performance of or compliance with any term contained under this Guaranty, or any event which would constitute an Event of Default under Section 7.5(ii) of the Credit Agreement.

         (g) Incorporation by Reference. Each Guarantor will comply with each of the covenants contained in Clauses 15.1 through 15.5, inclusive, Clause 16.1, Clause 16.2, Clauses 16.4 through 16.7, inclusive, and Clause 16.10, which such Clauses, together with all definitions in the Existing Parent Facility applicable to such Clauses, are hereby incorporated by reference as if set forth herein in their entirety, provided that:

                  (i) all references to each "Obligor" therein shall mean and be a reference to each "Guarantor" herein;

                  (ii) all references to "Finance Parties" therein shall mean and be a reference to "Beneficiaries" herein;

                  (iii) all references to the "Agent" therein shall mean and be a reference to the "Guaranteed Party" herein;

                  (iv) all references to the "Lead Arrangers" and "Banks" therein shall mean and be a reference to "Lenders" herein;

                  (v) all references to "this Agreement", "herein", "hereunder" and words of similar import therein shall mean and be a reference to this Guaranty;

                  (vi) all references to "Instructing Group" therein shall mean and be a reference to "Requisite Lenders" herein;

                             PARENT GUARANTY (US$1,100,000,000 CREDIT AGREEMENT)

                  (vii) all references to "Material Adverse Effect" therein shall mean and be a reference to "Material Adverse Effect" as defined herein;

                  (viii) all references to "Material Subsidiary" therein shall mean and be a reference to "Guarantor Material Subsidiary" as defined herein;

                  (ix) all references to "subsidiary" therein shall mean and be a reference to "Subsidiary" as defined herein; and

                  (x) Clause 16.5 (Negative Pledge) of the Existing Parent Facility as incorporated herein by reference shall be deemed to have the phrase "provided, however, that, other than any Encumbrance permitted pursuant to clauses (a) through (f), inclusive, of the definition of "Permitted Encumbrance," all obligations of the Guarantors under this Guaranty shall be secured equally and ratably with the other obligations secured by any such Encumbrance on terms reasonably satisfactory to the Guaranteed Party and the Requisite Lenders" inserted at the end of the first sentence thereof immediately after the phrase "other than a Permitted Encumbrance," appearing therein.

No amendment, modification or supplement to such covenants or definitions made to the Existing Parent Facility, or the termination, refinancing or replacement of the Existing Parent Facility, shall be effective to amend such covenants or definitions as incorporated by reference herein without the prior consent of the Beneficiaries in accordance with Section 3.4; provided, however, that the provisions of Section 2.6(h) hereof and this Section 2.7(g) will be deemed modified (without the consent of any Person) to the extent necessary to incorporate by reference any respective amendment, modification or supplement to the Existing Parent Facility which contains terms and provisions more favorable to the Beneficiaries. In connection with any amendment, modification or supplement to the Existing Parent Facility which will be incorporated herein by reference, the Lenders hereby authorize the Guaranteed Party to enter into an appropriate amendment to this Guaranty to reflect such amendment, modification or supplement.

         (h) Notice of Guaranty Fall-Away Date. Each Guarantor will promptly inform the Guaranteed Party of the occurrence of the Guaranty Fall-Away Date.

         2.8 Guarantors' Rights of Subrogation, Contribution, etc. Until the earlier to occur of (i) such time that Guaranteed Obligations shall have been paid in full and the Commitments shall have terminated or (ii) the Guaranty Fall-Away Date, each Guarantor hereby waives any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against Borrower or any other Guarantor or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against Borrower with respect to the Guaranteed Obligations, (b)

                             PARENT GUARANTY (US$1,100,000,000 CREDIT AGREEMENT)

any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Borrower, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the earlier to occur of (i) such time that the Guaranteed Obligations shall have been paid in full and the Commitments shall have terminated or (ii) the Guaranty Fall-Away Date, each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guaranteed Obligations, including, without limitation, any such right of contribution as contemplated by Section 2.2. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against Borrower or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Beneficiary may have against Borrower, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other guarantor. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Guaranteed Obligations shall not have been finally and indefeasibly paid in full, such amount shall be held in trust for the Guaranteed Party on behalf of the Beneficiaries and shall forthwith be paid over to the Guaranteed Party for the benefit of the Beneficiaries to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof.

         2.9 Subordination of Other Obligations. Until the earlier to occur of (i) such time that the Guaranteed Obligations shall have been paid in full and the Commitments shall have terminated or (ii) the Guaranty Fall-Away Date, any Indebtedness of Borrower or any Guarantor now or hereafter held by any Guarantor (the "Obligee Guarantor") is hereby subordinated in right of payment to the Guaranteed Obligations (including, without limitation, the Existing Intercompany Obligations and any Indebtedness incurred under Section 6.2(v) of the Credit Agreement), and any such indebtedness collected or received by the Obligee Guarantor after a Potential Event of Default or an Event of Default has occurred and is continuing shall be held in trust for the Administrative Agent on behalf of the Beneficiaries and shall forthwith be paid over to the Administrative Agent for the benefit of the Beneficiaries to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof.

         2.10 Expenses. Each Guarantor agrees to pay, or cause to be paid, promptly upon written demand, and to save the Beneficiaries harmless against liability for, any and all reasonable costs and reasonable expenses (including reasonable fees and reasonable disbursements of counsel) incurred or expended by any Beneficiary in connection with the enforcement of or preservation of any rights under this Guaranty.

                             PARENT GUARANTY (US$1,100,000,000 CREDIT AGREEMENT)

         2.11     Continuing Guaranty. Except as otherwise provided in this
Section 2.11, this Guaranty is a continuing guaranty and shall remain in effect until the earlier to occur of (i) such time that the Guaranteed Obligations shall have been paid in full and the Commitments shall have terminated or (ii) the Guaranty Fall-Away Date. Each Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guaranteed Obligations.

         2.12 Authority of Guarantors or Borrower. It is not necessary for any Beneficiary to inquire into the capacity or powers of any Guarantor or Borrower or the officers, directors or any agents acting or purporting to act on behalf of any of them.

         2.13 Financial Condition of Borrower. Any Credit Extension may be made to Borrower or continued from time to time without notice to or authorization from any Guarantor regardless of the financial or other condition of Borrower at the time of any such grant or continuation. No Beneficiary shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor's assessment, of the financial condition of Borrower. Each Guarantor has adequate means to obtain information from Borrower on a continuing basis concerning the financial condition of Borrower and its ability to perform its obligations under the Loan Documents, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of Borrower and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of Borrower now known or hereafter known by any Beneficiary.

         2.14 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any Beneficiary in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Guaranty and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         2.15     Bankruptcy.

                  (a) Until the earlier to occur of (i) such time that the Guaranteed Obligations shall have been paid in full and the Commitments shall have terminated or (ii) the Guaranty Fall-Away Date, no Guarantor shall, without the prior written consent of the Guaranteed Party acting pursuant to the instructions of the Requisite Lenders, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency case or proceeding of or against Borrower or any other Guarantor. The obligations of Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Borrower or any other Guarantor or by any defense which Borrower or

                             PARENT GUARANTY (US$1,100,000,000 CREDIT AGREEMENT)

any other Guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

                  (b) Each Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any case or proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if such case or proceeding had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of each of the Guarantors and the Beneficiaries that the Guaranteed Obligations which are guaranteed by the Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve Borrower of any portion of such Guaranteed Obligations. Each of the Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay the Guaranteed Party, or allow the claim of the Guaranteed Party in respect of, any such interest accruing after the date on which such case or proceeding is commenced.

                  (c) In the event that all or any portion of the Guaranteed Obligations are paid by Borrower, the obligations of each of the Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes hereunder.

         2.16 Set Off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Beneficiary is hereby authorized by each Guarantor at any time or from time to time subject to the consent of the Guaranteed Party (such consent not to be unreasonably withheld or delayed), without notice to either Guarantor or to any other Person (other than the Guaranteed Party), any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including any Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by such Beneficiary, to or for the credit or the account of such Guarantor against and on account of any obligations and liabilities of such Guarantor to such Beneficiary under this Guaranty and the other Loan Documents which are then due and payable, including all claims of any nature or description arising out of or connected with this Guaranty or any other Loan Document, irrespective of whether or not (i) such Beneficiary shall have made any demand hereunder or (ii) an Acceleration has occurred, and although said obligations and liabilities, or any of them, may be unmatured.

SECTION 3. MISCELLANEOUS

                             PARENT GUARANTY (US$1,100,000,000 CREDIT AGREEMENT)

         3.1 Survival of Warranties. All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty and the other Loan Documents and any increase or decrease in the Commitments under the Credit Agreement.

         3.2 Notices. All notices and other communications provided for hereunder between any Beneficiary and either Guarantor shall be in writing (including telecopier or electronic mail) and mailed, sent by overnight courier, telecopied, e-mailed, or delivered to, in the case of each of the Guarantors and the Guaranteed Party, at its address set forth on the signature pages hereto, and in the case of any other Beneficiary, at its addresses as set forth in the Credit Agreement, or, as to each party, at such other address or to such other person as shall be designated by such party in a written notice to all other parties. Any notice, request or demand to or upon the Guaranteed Party or either Guarantor shall not be effective until received.

         3.3 Severability of Provisions. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         3.4 Amendments and Waivers. No amendment, modification, termination (other than pursuant to Section 2.11) or waiver of any provision of this Guaranty, or consent to any departure by or the release of any Guarantor therefrom, shall be effective without the written concurrence of the Lenders and, in the case of any such amendment or modification, either Guarantor; provided, that, notwithstanding the foregoing, any such amendment, modification, termination, waiver or consent (but in no event any release of a Guarantor, other than pursuant to Section 2.11) that has been determined to be immaterial by the Agents, in their sole discretion, shall be effective with the written concurrence of the Requisite Lenders. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

         3.5 Headings. Section and subsection headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

         3.6 APPLICABLE LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         3.7 Successors and Assigns. This Guaranty is a continuing guaranty and shall be binding upon each Guarantor and its respective permitted successors and assigns. This Guaranty shall inure to the benefit of the Beneficiaries and their respective successors and assigns. Any Beneficiary may, without notice or consent, assign its interest in this Guaranty in whole or in part. The terms and provisions of this Guaranty shall inure to the benefit of any transferee or assignee of any Loan made in accordance with the terms of

                             PARENT GUARANTY (US$1,100,000,000 CREDIT AGREEMENT)

the Credit Agreement, and in the event of such transfer or assignment the rights and privileges herein conferred upon such Beneficiary shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

         3.8      CONSENT TO JURISDICTION; SERVICE OF PROCESS.

                  ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST EITHER GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY OBLIGATIONS THEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK, OR IN ANY COURT LOCATED IN ITS OWN CORPORATE DOMICILE. BY EXECUTING AND DELIVERING THIS GUARANTY, EACH GUARANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

                  (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

                  (II)     WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

                  (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE (X) BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GUARANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 3.2 HEREOF, OR (Y) BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OF ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO FORTIS FINANCIAL SERVICES AS EACH GUARANTOR'S AGENT IN NEW YORK CITY FOR SERVICE OF PROCESS AT ITS ADDRESS AT FORTIS FINANCIAL SERVICES, 520 MADISON AVE., NEW YORK, NY 10022, ATTENTION: ROY ANDERSEN (AND EACH GUARANTOR HEREBY DESIGNATES SUCH ENTITY AS ITS AGENT FOR SERVICE OF PROCESS HEREUNDER) OR AT SUCH ADDRESS OF WHICH THE GUARANTEED PARTY SHALL HAVE BEEN NOTIFIED IN WRITING BY THE BORROWER;

                  (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GUARANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

                  (V) AGREES THAT EACH BENEFICIARY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND

                             PARENT GUARANTY (US$1,100,000,000 CREDIT AGREEMENT)

                  (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 3.8 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW
         SECTION 5-1402 OR OTHERWISE.

         3.9 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS GUARANTY HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE LOAN DOCUMENTS AND THIS GUARANTY OR THE GUARANTEED PARTY/GUARANTOR RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Guaranty, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 3.9 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE THEREUNDER. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.

         3.10     Special Provisions.

                  (a) Payment in United States Dollars. The payment obligations of either Guarantor are obligations to make payments in United States dollars, and shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than United States dollars, or any other realization in such other currency, whether as proceeds of set-off, security, guarantee, distributions or otherwise, except to the extent that such tender, recovery or realization shall result in the effective receipt by the Beneficiaries of the full amount of dollars due and payable under any Loan Document, and each Guarantor shall promptly indemnify the Beneficiaries (as an alternative or additional cause of action) for the amount (if any) by which such effective receipt falls short of the full amount of dollars due and payable hereunder.

                             PARENT GUARANTY (US$1,100,000,000 CREDIT AGREEMENT)

                  (b) Judgment Currency. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due from a Guarantor hereunder in dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Beneficiaries could purchase dollars with such other currency in New York City on the Business Day preceding that on which final judgment is given. The obligations of either Guarantor in respect of any sum due hereunder shall, notwithstanding any judgment in a currency other than dollars, be discharged only to the extent that on the Business Day following receipt by the Beneficiaries of any sum adjudged to be so due in such other currency the Beneficiaries may in accordance with normal banking procedures purchase dollars with such other currency; if the amount of dollars so purchased is less than the sum originally due to the Beneficiaries in dollars, the Guarantors agree, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify the Beneficiaries against such loss, and if the amount of dollars so purchased exceeds the sum originally due to the Beneficiaries, the Beneficiaries shall remit such excess to such Guarantor.

                  (c) English Language. All information, notices, communications, opinions, reports, records and the like required to be given, kept or maintained by either Guarantor or to be delivered hereunder, if not in the English language, shall be accompanied by a certified English translation; provided, however, that the English version of all such information, notices, communications, opinions, reports, records and other documents, shall govern in the event of any conflict with the non-English version thereof.

                  (d) Waiver of Immunities. To the extent permitted by applicable law, if a Guarantor has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such Guarantor hereby irrevocable waives and agree not to plead or claim such immunity in respect of its obligations hereunder. Each Guarantor agrees that the waivers set forth above shall have the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States of America (the "Act") and are intended to be irrevocable and not subject to withdrawal for purposes of such Act.

                  (e) Foreign Income Taxes. All payments to be made hereunder by a Guarantor shall be made free and clear of any deduction or withholding for any present or future taxes or similar charges imposed by any country (or any political subdivision or taxing authority thereof or therein) other than the United States of America (such non-excluded taxes being called "Foreign Taxes"). If any Foreign Taxes are imposed and required to be withheld from any payment hereunder, the Guarantor shall (a) increase the amount of such payment so that the Beneficiaries will receive a net amount (after deduction of all Foreign Taxes) equal to the amount due hereunder, (b) pay such Foreign Taxes to the appropriate taxing authority for the account of the Beneficiaries, and
(c) as

                             PARENT GUARANTY (US$1,100,000,000 CREDIT AGREEMENT)

promptly as possible thereafter send the Guaranteed Party an original receipt (or a copy thereof that has been stamped by the appropriate taxing authority to certify payment) showing payment thereof, together with such additional documentary evidence as the Beneficiaries may from time to time require. If a Guarantor fails to perform its obligations under parts (b) or (c) of the preceding sentence, such Guarantor shall indemnify the Beneficiaries for any incremental taxes, interest or penalties that may become payable by the Beneficiaries as a consequence of such failure.

         3.11 No Other Writing. This writing and the provisions of the Existing Parent Facility which are incorporated herein by reference pursuant to the provisions hereof, are intended by each Guarantor and the Beneficiaries as the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of their agreement with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Guaranty. Other than as provided herein, there are no conditions to the full effectiveness of this Guaranty.

         3.12 Further Assurances. At any time or from time to time, upon the request of the Guaranteed Party, each Guarantor shall execute and deliver such further documents and do such other acts and things as the Guaranteed Party may reasonably request in order to effect fully the purposes of this Guaranty.

         3.13 Counterparts; Effectiveness. This Guaranty and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Guaranty shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Guaranteed Party of written or telephonic notification of such execution and authorization of delivery thereof.

                   Remainder of page intentionally left blank

                             PARENT GUARANTY (US$1,100,000,000 CREDIT AGREEMENT)

         IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    FORTIS N.V.

                                    By: /s/ Betty Keutgen, /s/ Michel Baise
                                       ------------------------------------
                                    Name:
                                    Title:
                                    Address:  Archimedeslaan 6
                                              P.O.Box 2049
                                              3500 GA Utrecht
                                              The Netherlands
                                              Attn: Monica Roeling
                                    Phone:    +31 30 257 6568
                                    Fax:      +31 30 257 7835

                                    FORTIS SA/NV

                                    By: /s/ Betty Keutgen, /s/ Michel Baise
                                       ------------------------------------
                                    Name:
                                    Title:
                                    Address:  Rue Royale, 20
                                              1000 Brussels
                                              Belgium
                                              Attn: Gilbert Mittler

                                    Phone:    +32 2 510 5206
                                    Fax:      +32 2 510 5621

                                    BANK ONE, NA

                                    By: /s/ Gerard P. Fogarty
                                       ------------------------------------
                                    Name: Gerard P. Fogarty
                                    Title: Director

                                    Address:   1 Bank One Plaza
                                               Mail Code: IL1-0325
                                               Chicago, IL 60670
                                               Attn: Gerard Fogarty

                                    Phone:     312-325-3197
                                    Fax:       312-325-3190

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